Acquisition of Assets	12 Months Ended
Jun. 30, 2016
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
Note 5 Acquisition of Assets

On January 30, 2013, the Company closed on an asset purchase agreement with the Chapter 7 Estate of PR Pharmaceuticals, Inc. (PRP). Pursuant to the agreement, the Company has acquired certain tangible and intangible assets in exchange for $400,000 in cash plus an initial deposit of $100,000 paid to the Chapter 11 Trustee of PRP which is included in the purchase price, plus contingent consideration up to a maximum amount of $44,000,000.

On November 6, 2014, the Company closed on an asset purchase agreement with the Chapter 7 Estate of PRP in which the Company acquired its contingent consideration payments in exchange for $55,000 in cash. The value paid for the contingent consideration was allocated to the intangible assets that were acquired from PRP. As of the closing, the Company is no longer obligated to make any contingent consideration payments.